Putnam
Balanced
Retirement
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

For the past 16 years, Putnam Balanced Retirement Fund has provided its shareholders with a vehicle that provides exposure to both stocks and bonds with broad diversification in each category. Although one should never assume that past performance is a guarantee of future results, it is pleasing to note that the fund's returns both for the current difficult period and over the long term have been solidly positive.

We would like to call your attention to an important change the fund's management recently made in the allocation of the portfolio's assets. The managers explain the rationale behind their decision in the following report and we urge you to take note of it so you can better understand the operation of your fund in the current market environment.

Finally, we are pleased to announce the appointment of Jeffrey L. Knight to your fund's management team. Jeff has been with Putnam since 1993 and has 14 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Jeanne L. Mockard
Jeffrey L. Knight
James M. Prusko
and the Core
Fixed-Income Team

Active management helped Putnam Balanced Retirement Fund take advantage of trends in the stock and bond markets during the six months ended April 30, 2001. Successful positioning and stock selection enabled the fund's stock portfolio to outperform value-oriented benchmarks and post a positive return during a difficult stretch for the equity markets. Bonds fared well during the period as well, and your fund's fixed-income portion outperformed broad bond market benchmarks as a result of the management team's positioning strategy.

Total return for 6 months ended 4/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   4.78%   -1.24%   4.45%  -0.55%    4.49%   3.49%    4.57%    0.87%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND'S STOCK/BOND ALLOCATION MODIFIED

Before discussing the period at hand, we would like to point out an important modification we have recently made in your fund's target asset allocation, shifting it from half stocks and half bonds to 60% bonds and 40% stocks. We believe the change gives greater priority to the current-income considerations of most shareholders as well as providing the portfolio with a greater degree of protection from today's volatile market conditions. We also will continue to work with Putnam's Global Asset Allocation Team to decide whether to shift the allocation mix by plus or minus 5 percentage points to reflect market conditions.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                        8.2%

Oil and gas                    5.2%

Financial                      4.8%

Electric utilities             3.2%

Pharmaceuticals                3.0%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


* FEDERAL RESERVE BOARD RATE CUTS PROPELLED BONDS

During the semiannual period, the fund's fixed-income holdings benefited from a strong bond market, aggressive interest rate cuts by the U.S. Federal Reserve Board, a well-diversified mix of investments in which several sectors performed strongly, and strategic decisions by the management team.

On January 3, 2001, the Fed unexpectedly implemented a reduction of half a percentage point in short-term interest rates. The cut was followed by another half-point drop at its scheduled meeting later that month. These moves sparked a bond market rally. In particular, high-yield bonds, which had been moribund for some time, sprang to life. Two more half-point cuts, in March and April, helped bonds across all sectors post solid year-to-date performance.

The bond portfolio's strong relative performance during the period resulted in part from its strategic positioning, especially within the high-yield sector. When the market turned sharply at the beginning of 2001, the fund was poised to benefit. Specifically, our focus on higher-quality BB-rated corporate bonds helped performance, since this area proved to be the top-performing segment of the bond market through the first four months of 2001.

* EQUITY PORTFOLIO SHIFTED AFTER SUCCESSFUL DEFENSIVE POSITIONING

As 2000 drew to a close, the stock market floundered and stock prices in many sectors fell to extremely low levels. With uncertainty wracking the market, we took on significantly overweighted positions in defensive areas such as electric utilities, health care, consumer staples, and food companies. These types of investments are defensive because they typically provide steady, if unspectacular, earnings growth. We also favored energy stocks because energy prices were on the rise. At the same time, we shied away from the technology and telecommunications stocks that were weighing down the market. This strategy proved to be exceptionally fruitful through the end of 2000. By then many of the shares the fund owned had become quite expensive and no longer fit within our value parameters.

As a result, in January we started to re-evaluate the portfolio, and began to trim the fund's positions in utilities, health care, and foods. In turn, we shifted assets into stocks that typically do well once economic growth bottoms and starts to regain an upward trend. These included general merchandise retailers and specialty retailers. That strategy has also proved successful; these stocks have performed well in response to the Fed's rate cuts.

"The performance of the securities markets over the past year left little doubt as to the value of a portfolio that contains both stocks and bonds. We have positioned the fund's portfolio to take advantage of continued strength in bonds and to benefit from stocks likely to do well in a recovering economy."

-- Jeanne Mockard, portfolio manager


Focusing on some of the period's notable stock stories, we saw three stocks perform well because the issuing companies were bought out or merged. Fund holding Ralston Purina was acquired by Nestle, which we sold following the merger, while oil refiners Tosco and Diamond Shamrock merged to create Ultramar Diamond Shamrock. The latter two oil and gas companies had profited from constrained capacity and insatiable demand for gasoline by a public infatuated with sport utility vehicles and other fuel-guzzling vehicles.

During the year to date, retailers Federated Department Stores and Staples greatly enhanced your fund's performance. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.


[GRAPHIC OMITTED: TOP FIVE EQUITY HOLDINGS]

TOP FIVE EQUITY HOLDINGS*

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Philip Morris Cos., Inc.
Tobacco

Fannie Mae
Financial

Johnson & Johnson
Pharmaceuticals


[GRAPHIC OMITTED: TOP FIVE FIXED-INCOME HOLDINGS]

TOP FIVE FIXED-INCOME HOLDINGS*

Federal National Mortgage
Association
pass-through certificates, 6s
various due dates 2016-2031

U.S. Treasury Notes
5 3/4s, November 15, 2005

Federal National Mortgage Association
pass-through certificates, 7 1/2s
2031

Federal National Mortgage Association
pass-through certificates TBA, 8s
2031

Government National Mortgage Association pass-through certificates, 8s various due dates 2022-2030

Footnote reads:
*These holdings represent 33.4% of the fund's net assets as of 4/30/01.
 Portfolio holdings will vary over time.

The portfolio still includes several stocks that disappointed us over the semiannual period, among them Waste Management, TXU Corp., Progress Energy, and AT&T. We still have confidence in their long-term prospects and believe they just took a breather after having performed well previously.

* FAVORABLE OUTLOOK SEEN FOR BONDS; STOCKS POSITIONED FOR MARKET RECOVERY

Slow to moderate growth with continued low inflation should provide a favorable backdrop for the fixed-income markets. As a result, we anticipate focusing on non-Treasury sector investments such as mortgage-backed securities, BB-rated high-yield bonds, and investment-grade corporate securities. Of course we will monitor developments as they occur and make adjustments to the bond portion's weightings accordingly.

We believe the stock market may continue to struggle in the near term, largely because we perceive that consumer spending remains somewhat soft, a condition that could dampen corporate earnings. While U.S. economic growth has been in a downturn, there are signs that the decline is slowing. Nevertheless, a spate of recent layoffs has just begun to influence the economy. If growth in Europe also slows, it will be harder for the U.S. economy to recover strongly because so much of our industry depends on business in Europe and the Far East. Asia remains stagnant, and Europe may follow suit next year with its own downturn.

In spite of these concerns, we believe we have an excellent opportunity to reorganize the portfolio to make it more economically sensitive. This positioning is consistent with our belief that, with the help of the Fed's rate cuts, the economy will improve in 2002. Therefore, we are looking for stocks of companies that should do well as the economy emerges from economic lethargy. We are looking forward to taking advantage of value opportunities that present themselves within an improving business climate.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Balanced Retirement Fund is designed for investors seeking high current return and relative stability of principal from a diversified portfolio of equity and debt securities.




TOTAL RETURN FOR PERIODS ENDED 4/30/01

                         Class A           Class B          Class C           Class M
(inception dates)       (4/19/85)          (2/1/94)        (7/26/99)         (3/17/95)
                       NAV     POP       NAV    CDSC     NAV      CDSC      NAV     POP
----------------------------------------------------------------------------------------
6 months              4.78%   -1.24%    4.45%  -0.55%   4.49%     3.49%    4.57%    0.87%
----------------------------------------------------------------------------------------
1 year               12.48     6.02    11.65    6.65   11.75     10.75    12.02     8.09
----------------------------------------------------------------------------------------
5 years              61.13    51.92    55.34   53.34   55.26     55.26    57.19    51.69
Annual average       10.01     8.72     9.21    8.93    9.20      9.20     9.47     8.69
----------------------------------------------------------------------------------------
10 years            182.01   165.79   161.73  161.73  161.55    161.55   168.22   158.88
Annual average       10.92    10.27    10.10   10.10   10.09     10.09    10.37     9.98
----------------------------------------------------------------------------------------
Annual average
(life of fund)       10.39     9.99     9.48    9.48    9.57      9.57     9.76     9.52
----------------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/01

                                     Lehman Brothers
                 Standard & Poor's    Govt./Credit         Consumer
                     500 Index        Bond Index*         price index
-----------------------------------------------------------------------------
6 months              -12.07%            6.23%               1.67%
-----------------------------------------------------------------------------
1 year                -12.97            12.11                3.21
-----------------------------------------------------------------------------
5 years               106.10            42.87               13.19
Annual average         15.56             7.40                2.51
-----------------------------------------------------------------------------
10 years              313.57           112.91               30.77
Annual average         15.25             7.85                2.72
-----------------------------------------------------------------------------
Annual average
(life of fund)         15.94             9.14                3.19
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Formerly known as the Lehman Brothers Government/Corporate Bond Index
 (see "Comparative Benchmarks" on page 9).


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/01

                          Class A       Class B       Class C       Class M
-------------------------------------------------------------------------------
Distributions (number)       2             2             2             2
-------------------------------------------------------------------------------
Income                    $0.220        $0.183        $0.189        $0.196
-------------------------------------------------------------------------------
Capital gains                --            --            --            --
-------------------------------------------------------------------------------
  Total                   $0.220        $0.183        $0.189        $0.196
-------------------------------------------------------------------------------
Share value:           NAV       POP       NAV          NAV     NAV       POP
-------------------------------------------------------------------------------
10/31/00             $10.17    $10.79   $10.06        $10.12   $10.10    $10.47
-------------------------------------------------------------------------------
4/30/01               10.43     11.07    10.32         10.38    10.36     10.74
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend
rate 1                 4.22%     3.97%    3.57%         3.62%    3.78%     3.65%
-------------------------------------------------------------------------------
Current 30-day SEC
yield 2                3.28      3.09     2.55          2.55     2.79      2.69
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                        Class A            Class B           Class C          Class M
(inception dates)      (4/19/85)          (2/1/94)          (7/26/99)        (3/17/95)
                     NAV       POP      NAV     CDSC       NAV     CDSC    NAV       POP
-----------------------------------------------------------------------------------------
6 months            4.93%    -1.11%    4.60%   -0.40%     4.63%    3.63%   4.82%    1.15%
-----------------------------------------------------------------------------------------
1 year             10.42      4.09     9.58     4.58      9.68     8.68    9.95     6.10
-----------------------------------------------------------------------------------------
5 years            59.44     50.27    53.54    51.54     53.74    53.74   55.53    50.05
Annual average      9.78      8.49     8.95     8.67      8.98     8.98    9.24     8.45
-----------------------------------------------------------------------------------------
10 years          179.34    163.17   159.14   159.14    159.21   159.21  165.87   156.55
Annual average     10.82     10.16     9.99     9.99      9.99     9.99   10.27     9.88
-----------------------------------------------------------------------------------------
Annual average
(life of fund)     10.33      9.93     9.42     9.42      9.51     9.51    9.70     9.46
-----------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.
See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index* is an index of common stocks frequently used as a general measure of stock market performance.

The Lehman Brothers Government/Credit Bond Index* was formerly known as the Lehman Brothers Government/Corporate Bond Index but retains its composition as an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial  statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2001 (Unaudited)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (43.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (31.6%)
-------------------------------------------------------------------------------------------------------------------
$            42,128 Federal Home Loan Mortgage Corporation 6s, March 1, 2029                          $      40,764
                    Federal National Mortgage Association
                    Pass-Through Certificates
         13,674,576 8s, with due dates from February 1, 2027 to January 1, 2031                          14,141,078
         21,175,000 TBA, 8s, May 1, 2031                                                                 21,889,656
             72,285 7 1/2s, May 1, 2030                                                                      73,789
         33,827,000 7 1/2s, May 1, 2031                                                                  34,514,026
          5,510,000 7 1/4s, May 15, 2030                                                                  6,011,079
         13,034,142 7s, with due dates from March 1, 2015 to June 1, 2030                                13,230,890
            155,000 6 5/8s, November 15, 2030                                                               157,058
          1,938,247 6 1/2s, with due dates from September 1, 2010
                    to July 1, 2030                                                                       1,926,332
         18,745,000 6s, May 1, 2031                                                                      18,083,114
         91,753,019 6s, with due dates from May 1, 2016 to April 1, 2031                                 89,070,060
                    Government National Mortgage Association
                    Pass-Through Certificates
          1,183,889 8 1/2s, with due dates from October 15, 2017
                    to November 15, 2017                                                                  1,258,333
         20,178,984 8s, with due dates from January 15, 2022 to July 15, 2030                            20,911,109
          1,379,844 7 1/2s, August 15, 2029                                                               1,413,678
         11,435,971 7s, with due dates from April 15, 2023
                    to December 15, 2028                                                                 11,580,638
          1,527,759 6 1/2s, September 15, 2024                                                            1,522,855
                                                                                                      -------------
                                                                                                        235,824,459

U.S. Treasury Obligations (11.6%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          8,060,000 6 1/4s, May 15, 2030                                                                  8,495,724
          4,485,000 6 1/8s, August 15, 2029                                                               4,623,048
          3,065,000 5 1/4s, February 15, 2029                                                             2,789,640
                    U.S. Treasury Notes
         10,545,000 7s, July 15, 2006                                                                    11,495,737
         38,015,000 5 3/4s, November 15, 2005                                                            39,333,740
         20,215,000 4 1/4s, March 31, 2003                                                               20,186,497
                                                                                                      -------------
                                                                                                         86,924,386
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                      (cost $323,287,106)                                                             $ 322,748,845

COMMON STOCKS (41.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
              9,800 Valassis Communications, Inc. (NON)                                               $     346,430

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------------------------------------------
             20,500 BF Goodrich Co.                                                                         807,700
             21,400 Boeing Co.                                                                            1,322,520
              6,800 General Dynamics Corp.                                                                  524,144
             32,000 Lockheed Martin Corp.                                                                 1,125,120
             24,300 Northrop Grumman Corp.                                                                2,193,075
                                                                                                      -------------
                                                                                                          5,972,559

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
                110 PSF Holdings LLC Class A                                                                178,961

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
             52,800 Ford Motor Co.                                                                        1,556,544

Banking (5.1%)
-------------------------------------------------------------------------------------------------------------------
             99,400 Bank of America Corp.                                                                 5,566,400
             17,800 Bank of New York Co., Inc.                                                              893,560
             63,200 BB&T Corp.                                                                            2,238,544
            133,200 Charter One Financial, Inc.                                                           3,902,760
             65,500 Comerica, Inc.                                                                        3,368,665
             30,300 First Union Corp.                                                                       908,091
             96,000 FleetBoston Financial Corp.                                                           3,683,520
             25,900 M&T Bank Corp.                                                                        1,853,145
             24,400 Mercantile Bankshares Corp.                                                             916,220
             19,100 North Fork Bancorporation, Inc.                                                         507,105
             66,700 Synovus Financial Corp.                                                               1,919,626
            253,007 U.S. Bancorp                                                                          5,358,688
             67,600 Washington Mutual, Inc.                                                               3,375,268
             72,500 Wells Fargo Co.                                                                       3,405,325
                                                                                                      -------------
                                                                                                         37,896,917

Beverage (1.7%)
-------------------------------------------------------------------------------------------------------------------
             37,500 Anheuser-Busch Companies, Inc.                                                        1,499,625
             14,600 Brown-Forman Corp. Class B                                                              887,680
             45,000 Coca-Cola Co.                                                                         2,078,550
            137,600 Coca-Cola Enterprises, Inc.                                                           2,494,688
             81,600 Fortune Brands, Inc.                                                                  2,541,840
             74,800 Pepsi Bottling Group, Inc. (The)                                                      2,993,496
                                                                                                      -------------
                                                                                                         12,495,879

Broadcasting (0.2%)
-------------------------------------------------------------------------------------------------------------------
             25,000 Clear Channel Communications, Inc. (NON)                                              1,395,000

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
             36,500 USA Networks, Inc. (NON)                                                                914,325

Capital Goods (--%)
-------------------------------------------------------------------------------------------------------------------
              2,100 Eaton Corp.                                                                             154,581

Chemicals (0.8%)
-------------------------------------------------------------------------------------------------------------------
             36,900 Dow Chemical Co.                                                                      1,234,305
             38,800 Du Pont (E.I.) de Nemours & Co.                                                       1,753,372
             68,900 Engelhard Corp.                                                                       1,771,419
             11,500 PPG Industries, Inc.                                                                    611,225
              9,800 Rohm & Haas Co.                                                                         336,826
                                                                                                      -------------
                                                                                                          5,707,147

Computers (0.7%)
-------------------------------------------------------------------------------------------------------------------
             34,900 Compaq Computer Corp.                                                                   610,750
             46,800 Hewlett-Packard Co.                                                                   1,330,524
             25,400 IBM Corp.                                                                             2,924,556
                                                                                                      -------------
                                                                                                          4,865,830

Conglomerates (1.0%)
-------------------------------------------------------------------------------------------------------------------
              1,500 Berkshire Hathaway, Inc. (NON)                                                        3,412,500
             49,000 Cooper Industries, Inc.                                                               1,831,130
             40,300 Honeywell International, Inc.                                                         1,969,864
              9,300 Tyco International, Ltd. (Bermuda)                                                      496,341
                                                                                                      -------------
                                                                                                          7,709,835

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
             29,700 Household International, Inc.                                                         1,901,394

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
             34,100 Kimberly-Clark Corp.                                                                  2,025,540

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Sysco Corp.                                                                             843,600

Electric Utilities (2.4%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Cinergy Corp.                                                                         1,734,000
              6,800 CMS Energy Corp.                                                                        212,840
             42,800 Constellation Energy Group, Inc.                                                      2,043,272
             18,000 Dominion Resources, Inc.                                                              1,232,820
             85,700 DPL, Inc.                                                                             2,655,843
              5,100 DTE Energy Co.                                                                          213,792
             39,900 Duke Energy Corp.                                                                     1,865,724
             51,300 Entergy Corp.                                                                         2,077,650
             32,200 FirstEnergy Corp. (United Kingdom)                                                      975,660
             34,400 Northeast Utilities System                                                              614,040
             59,100 Progress Energy, Inc.                                                                 2,614,584
             12,500 Reliant Energy, Inc.                                                                    619,375
             10,000 Reliant Resources, Inc. (NON)                                                           300,000
             23,100 TXU Corp.                                                                             1,015,476
                                                                                                      -------------
                                                                                                         18,175,076

Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
              2,400 Emerson Electric Co.                                                                    159,960

Electronics (0.4%)
-------------------------------------------------------------------------------------------------------------------
             29,800 Intel Corp.                                                                             921,118
             47,200 Motorola, Inc.                                                                          733,960
              6,300 Solectron Corp. (NON)                                                                   160,335
             24,200 Grainger (W.W.), Inc.                                                                   938,475
                                                                                                      -------------
                                                                                                          2,753,888

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------
             16,700 Schlumberger, Ltd.                                                                    1,107,210
             20,800 Transocean Sedco Forex, Inc.                                                          1,129,024
                                                                                                      -------------
                                                                                                          2,236,234

Financial (3.1%)
-------------------------------------------------------------------------------------------------------------------
             19,900 American Express Co.                                                                    844,556
            210,300 Citigroup, Inc.                                                                      10,336,245
             91,200 Fannie Mae                                                                            7,319,712
             69,600 Freddie Mac                                                                           4,579,680
                                                                                                      -------------
                                                                                                         23,080,193

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
             60,800 Heinz (H.J.) Co.                                                                      2,380,320
             60,400 Sara Lee Corp.                                                                        1,202,564
                                                                                                      -------------
                                                                                                          3,582,884

Gaming & Lottery(--%)
-------------------------------------------------------------------------------------------------------------------
                748 Fitzgeralds Gaming Corp.                                                                      7

Health Care Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
             29,900 CIGNA Corp.                                                                           3,190,330
             46,200 HCA-The Healthcare Co.                                                                1,787,940
                                                                                                      -------------
                                                                                                          4,978,270

Insurance (2.6%)
-------------------------------------------------------------------------------------------------------------------
             63,800 ACE Ltd.                                                                              2,277,660
              6,700 Allmerica Financial Corp.                                                               338,350
            104,900 American General Corp.                                                                4,574,689
             25,900 American International Group, Inc.                                                    2,118,620
             48,800 Hartford Financial Services                                                           3,030,480
             30,500 Radian Group, Inc.                                                                    2,363,750
             21,400 St. Paul Cos., Inc.                                                                     965,140
             30,300 Chubb Corp.                                                                           2,022,525
             16,500 PMI Group, Inc.                                                                       1,060,950
             32,200 UnumProvident Corp.                                                                     963,102
                                                                                                      -------------
                                                                                                         19,715,266

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------------------------------------------
             21,200 Bear Stearns Companies, Inc. (The)                                                    1,066,360
             64,500 J.P. Morgan Chase & Co.                                                               3,094,710
             17,600 Lehman Brothers Holdings, Inc.                                                        1,280,400
             39,600 Merrill Lynch & Co., Inc.                                                             2,443,320
             50,900 Morgan Stanley, Dean Witter & Co.                                                     3,196,011
                                                                                                      -------------
                                                                                                         11,080,801

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
             41,300 Marriott International, Inc. Class A                                                  1,894,844

Machinery (0.3%)
-------------------------------------------------------------------------------------------------------------------
             14,800 Caterpillar, Inc.                                                                       742,960
             32,700 Parker-Hannifin Corp.                                                                 1,524,474
                                                                                                      -------------
                                                                                                          2,267,434

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             11,900 Illinois Tool Works, Inc.                                                               754,222

Media (0.5%)
-------------------------------------------------------------------------------------------------------------------
            119,800 Disney (Walt) Co..                                                                    3,623,950

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
             27,300 Pall Corp.                                                                              640,731

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
              7,600 Enron Corp.                                                                             476,672
             34,800 Williams Cos., Inc.                                                                   1,467,516
                                                                                                      -------------
                                                                                                          1,944,188

Oil & Gas (4.3%)
-------------------------------------------------------------------------------------------------------------------
             22,100 BP PLC (United Kingdom)                                                               1,195,168
             31,400 Chevron, Inc.                                                                         3,031,984
             40,900 Conoco, Inc. Class A                                                                  1,238,861
             39,800 Conoco, Inc. Class B                                                                  1,210,716
            128,700 Exxon Mobil Corp. (SEG)                                                              11,402,820
             85,400 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                       5,083,862
             44,500 Tosco Corp.                                                                           2,049,225
             31,800 TotalFinaElf SA ADR (France)                                                          2,381,820
             26,000 Ultramar Diamond Shamrock Corp.                                                       1,172,860
             57,000 Unocal Corp.                                                                          2,175,120
             39,400 USX-Marathon Group, Inc.                                                              1,259,224
                                                                                                      -------------
                                                                                                         32,201,660

Paper & Forest Products (0.9%)
-------------------------------------------------------------------------------------------------------------------
            242,400 Abitibi-Consolidated Inc.                                                             2,067,672
             30,500 Boise Cascade Corp.                                                                   1,066,890
              4,200 International Paper Co.                                                                 164,556
             95,700 Owens-Illinois, Inc. (NON)                                                              754,116
             33,300 Smurfit-Stone Container Corp. (NON)                                                     487,845
             13,700 Sonoco Products Co.                                                                     306,195
             26,900 Weyerhaeuser Co.                                                                      1,520,657
                                                                                                      -------------
                                                                                                          6,367,931

Pharmaceuticals (2.9%)
-------------------------------------------------------------------------------------------------------------------
             53,600 Abbott Laboratories                                                                   2,485,968
             32,700 American Home Products Corp.                                                          1,888,425
             48,500 Bristol-Myers Squibb Co.                                                              2,716,000
             75,200 Johnson & Johnson                                                                     7,255,296
             68,300 Merck & Co., Inc.                                                                     5,188,751
             39,600 Pharmacia Corp.                                                                       2,069,496
                                                                                                      -------------
                                                                                                         21,603,936

Photography/Imaging (0.2%)
-------------------------------------------------------------------------------------------------------------------
             30,300 Eastman Kodak Co.                                                                     1,318,050

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             27,700 Tribune Co.                                                                           1,167,278

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
             67,000 Union Pacific Corp.                                                                   3,811,630

Real Estate (1.1%)
-------------------------------------------------------------------------------------------------------------------
             37,300 Boston Properties, Inc. (R)                                                           1,473,723
             79,700 Equity Office Properties Trust (R)                                                    2,275,435
             81,900 Equity Residential Properties Trust (R)                                               4,298,931
                                                                                                      -------------
                                                                                                          8,048,089

Regional Bells (2.2%)
-------------------------------------------------------------------------------------------------------------------
             78,300 BellSouth Corp.                                                                       3,285,468
            175,300 SBC Communications, Inc.                                                              7,231,125
            110,900 Verizon Communications                                                                6,107,263
                                                                                                      -------------
                                                                                                         16,623,856

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
                 25 AmeriKing, Inc. (NON)                                                                        25
             44,100 Darden Restaurants, Inc.                                                              1,204,371
             80,300 McDonald's Corp.                                                                      2,208,250
              4,800 Tricon Global Restaurants, Inc. (NON)                                                   215,136
                                                                                                      -------------
                                                                                                          3,627,782

Retail (2.0%)
-------------------------------------------------------------------------------------------------------------------
             27,700 Albertsons, Inc.                                                                        925,180
             83,700 Circuit City Stores, Inc.                                                             1,259,685
             10,800 CVS Corp.                                                                               636,660
             14,600 Federated Department Stores, Inc. (NON)                                                 627,508
             45,400 Gap, Inc. (The)                                                                       1,258,034
             69,600 Kroger Co. (NON)                                                                      1,572,264
             74,600 Limited, Inc. (The)                                                                   1,262,232
              5,600 Lowe's Cos., Inc.                                                                       352,800
             14,600 May Department Stores Co.                                                               543,850
             67,600 Sears, Roebuck & Co.                                                                  2,491,060
            125,100 Staples, Inc. (NON)                                                                   2,035,377
             54,000 TJX Cos., Inc. (The)                                                                  1,691,820
                                                                                                      -------------
                                                                                                         14,656,470

Software (0.2%)
-------------------------------------------------------------------------------------------------------------------
             40,500 Computer Associates International, Inc.                                               1,303,695

Technology Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
              2,600 Convergys Corp. (NON)                                                                    94,900
              2,800 Electronic Data Systems Corp.                                                           180,600
             44,300 KPMG Consulting, Inc. (NON)                                                             691,523
             61,900 Unisys Corp. (NON)                                                                      745,276
                                                                                                      -------------
                                                                                                          1,712,299

Telecommunications (0.9%)
-------------------------------------------------------------------------------------------------------------------
             21,000 Alltel Corp.                                                                          1,146,810
             83,100 AT&T Corp.                                                                            1,851,468
             14,000 Qwest Communications International, Inc. (NON)                                          572,600
             63,200 Sprint Corp.                                                                          1,351,216
             28,619 Williams Communications Group, Inc. (NON)                                               129,358
            101,400 Worldcom, Inc. (NON)                                                                  1,850,550
                                                                                                      -------------
                                                                                                          6,902,002

Telephone (--%)
-------------------------------------------------------------------------------------------------------------------
             11,200 Broadwing, Inc. (NON)                                                                   277,760

Tobacco (1.1%)
-------------------------------------------------------------------------------------------------------------------
            158,500 Philip Morris Cos., Inc.                                                              7,942,435

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Republic Services, Inc. (NON)                                                         2,160,000
             87,400 Waste Management, Inc.                                                                2,133,434
                                                                                                      -------------
                                                                                                          4,293,434
                                                                                                      -------------
                    Total Common Stocks (cost $281,844,644)                                           $ 312,710,797

CORPORATE BONDS AND NOTES (13.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------------
$         1,185,000 Boeing Co. deb. 6 5/8s, 2038                                                      $   1,124,909
            840,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                                933,240
            380,000 Sequa Corp. sr. notes 9s, 2009                                                          385,700
                                                                                                      -------------
                                                                                                          2,443,849

Airlines (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,586,148 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                               1,573,252
            470,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    453,122
                                                                                                      -------------
                                                                                                          2,026,374

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
            895,000 DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                     915,451
          1,455,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     1,279,425
            710,000 Ford Motor Co. notes 7.45s, 2031                                                        690,802
            190,000 Lear Corp. sub. notes 9 1/2s, 2006                                                      192,660
            580,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    607,265
                                                                                                      -------------
                                                                                                          3,685,603

Banking (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,690,000 Bank of America Corp. sub. notes 7.4s, 2011                                           2,800,209
          1,280,000 Bank One Corp. sub notes 7 7/8s, 2010                                                 1,367,471
          2,320,000 Bank United Corp. Ser. A, 8s, 2009                                                    2,446,185
            615,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                                588,703
          1,885,000 Citicorp sub. notes 6 3/8s, 2008                                                      1,862,267
            750,000 Colonial Bank sub. notes 8s, 2009                                                       716,715
             15,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                    13,742
            700,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  668,563
            550,000 First Citizens Bank Capital Trust I company guaranty 8.05s, 2028                        456,544
          1,820,000 First Union Capital II company guaranty Ser. A, 7.95s, 2029                           1,797,660
            470,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                      478,244
          1,265,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                1,231,300
            755,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   819,871
            475,000 National City Corp. sub. notes 7.2s, 2005                                               493,625
            850,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       849,031
            720,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          680,962
          2,985,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                         2,848,347
             15,000 Peoples Heritage Capital Trust company guaranty
                    Ser. B, 9.06s, 2027                                                                      12,919
            995,000 Royal Bank of Scotland Group PLC bonds
                    Ser. 2, 8.817s, 2049 (United Kingdom)                                                 1,066,302
            980,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       1,053,500
          1,310,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,117,351
                                                                                                      -------------
                                                                                                         23,369,511

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,095,000 Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                           1,086,897

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                        70,700
             66,600 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            73,593
            700,000 News America Holdings, Inc. deb. 7.7s, 2025                                             644,700
                                                                                                      -------------
                                                                                                            788,993

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Building Materials Corp. company guaranty 8s, 2008                                       38,500

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                    112,500
             75,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           82,875
             60,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                                 51,000
            410,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                336,200
             90,000 TeleWest Communications PLC sr. disc. notes
                    stepped-coupon zero % (9 1/4s, 4/15/04), 2009
                    (United Kingdom) (STP)                                                                   47,700
                                                                                                      -------------
                                                                                                            630,275

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            100,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                        97,000
            290,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              299,425
            635,000 Rohm & Haas Co. notes 7.4s, 2009                                                        665,296
                                                                                                      -------------
                                                                                                          1,061,721

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            975,000 IBM Corp. deb. 7 1/8s, 2096                                                             906,867

Conglomerates (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,665,000 Tyco International, Ltd. company guaranty 6 3/8s, 2005                                2,671,343
          1,530,000 Tyco International, Ltd. company guaranty 6 1/4s, 2003                                1,546,861
                                                                                                      -------------
                                                                                                          4,218,204

Construction (--%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010                                          13,200

Consumer Finance (0.7%)
-------------------------------------------------------------------------------------------------------------------
            270,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    253,800
            140,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                           23,100
            150,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                           25,500
            525,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                              538,913
          1,500,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            1,537,050
            215,000 Ford Motor Credit Corp. notes 6.55s, 2002                                               218,653
            510,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            475,907
          1,345,000 General Motors Acceptance Corp. notes 5.8s, 2003                                      1,350,286
            815,000 Household Finance Corp. notes 6 1/2s, 2008                                              806,296
            335,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         318,287
                                                                                                      -------------
                                                                                                          5,547,792

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,005,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     1,008,789
            960,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    1,013,763
            380,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         366,700
          1,175,000 DPL, Inc. sr. notes 8 1/4s, 2007                                                      1,202,812
            475,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                               486,096
             24,397 Northeast Utilities System notes Ser. A, 8.58s, 2006                                     25,189
            350,533 Northeast Utilities System notes Ser. B, 8.38s, 2005                                    365,193
          1,800,000 TXU Electrical Capital company guaranty 8.175s, 2037                                  1,703,664
                                                                                                      -------------
                                                                                                          6,172,206

Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
            370,000 Avista Corp. 144A sr. notes 9 3/4s, 2008                                                366,474

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
            290,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   307,400
          1,240,000 Transocean Sedco Forex Inc. 144A notes 6 5/8s, 2011                                   1,219,937
                                                                                                      -------------
                                                                                                          1,527,337

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
            190,000 United Artists Theatre sr. sub. notes
                    Ser. B, 9 3/4s, 2008 (In default) (NON)                                                   7,600

Financial (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,225,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                    1,197,964
            705,000 Associates First Capital Corp. deb. 6.95s, 2018                                         693,114
            700,000 Associates First Capital Corp. sr. notes 6 1/4s, 2008                                   688,366
            565,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                    615,398
          1,070,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                  706,200
            785,000 Goldman Sachs Group, Inc (The) notes Ser. B, 7.35s, 2009                                809,508
            775,000 Green Tree Financial notes Ser. A, 6 1/2s, 2002                                         702,507
          1,300,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        975,143
            455,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                             295,868
            785,000 Money Store, Inc. notes 8.05s, 2002                                                     811,148
          1,160,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                  1,224,542
          1,445,000 Principal Financial Group AU 144A notes 7.95s, 2004
                    (Australia)                                                                           1,502,800
          1,595,000 Sun Life Canada Capital Trust 144A company guaranty
                    8.526s, 2049                                                                          1,470,159
          1,955,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           1,179,549
                                                                                                      -------------
                                                                                                         12,872,266

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
            330,000 International Game Technology sr. notes 8 3/8s, 2009                                    339,900
            170,000 International Game Technology sr. notes 7 7/8s, 2004                                    171,700
             20,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                        20,600
            410,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            420,250
            580,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              606,100
                                                                                                      -------------
                                                                                                          1,558,550

Health Care (0.2%)
-------------------------------------------------------------------------------------------------------------------
            400,000 HCA-The Healthcare Co. med. term notes 8.7s, 2010                                       424,000
            140,000 HCA-The Healthcare Co. deb. 7.19s, 2015                                                 127,400
             30,000 HCA-The Healthcare Co. med. term notes 6.63s, 2045                                       29,784
            150,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                      157,125
            400,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   415,000
                                                                                                      -------------
                                                                                                          1,153,309

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
            680,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             663,000

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,740,000 Morgan Stanley, Dean Witter & Co. sr. notes 6 3/4s, 2011                              1,724,810

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            1,267,500

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,555,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                            1,519,282

Media (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,865,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                              1,837,771
          1,055,000 Walt Disney Co. med. term notes 5.62s, 2008                                             986,066
                                                                                                      -------------
                                                                                                          2,823,837

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Fresenius Medical Capital Trust II company guaranty,
                    8.75%, 2008 (Germany)                                                                   310,400
             75,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/2s, 2007 (In default) (NON)                                                     563
             50,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/4s, 2008 (In default) (NON)                                                     375
             50,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (NON) (STP)                                                                    450
            180,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                   1,618
            220,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                           8,800
                                                                                                      -------------
                                                                                                            322,206

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            645,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            612,750
             25,710 Anker Coal Group, Inc. company guaranty
                    Ser. B, 14 1/4s, 2007 (PIK)                                                               9,256
            220,000 LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)                              13,200
                                                                                                      -------------
                                                                                                            635,206

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            880,000 Osprey Trust 144A sec. notes 8.31s, 2003                                                912,877

Oil & Gas (0.9%)
-------------------------------------------------------------------------------------------------------------------
            370,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              394,975
          2,700,000 Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                          2,670,516
             60,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                 63,682
             90,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                 93,519
          1,495,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             1,707,753
            290,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                287,100
            950,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                            957,610
            405,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    420,171
                                                                                                      -------------
                                                                                                          6,595,326

Paper & Forest Products (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,730,000 Abitibi-Consolidated Inc. deb. 8 1/2s, 2029                                           1,691,646
            470,000 Georgia Pacific Corp. bonds 7 3/4s, 2029                                                387,905
            140,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          144,200
             20,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                16,400
                                                                                                      -------------
                                                                                                          2,240,151

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            150,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                                151,875
            400,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   408,000
                                                                                                      -------------
                                                                                                            559,875

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     58,098
            130,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    123,533
             35,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                      38,502
            127,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                130,810
                                                                                                      -------------
                                                                                                            350,943

Railroads (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,020,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                 1,029,843

Real Estate (0.1%)
-------------------------------------------------------------------------------------------------------------------
            490,000 EOP Operating LP notes 6 3/8s, 2002                                                     492,700

Regional Bells (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,905,000 Verizon Global Funding Corp. 144A notes 7 1/4s, 2010                                  1,972,570

Retail (0.2%)
-------------------------------------------------------------------------------------------------------------------
             60,000 K mart Corp. med. term notes Ser. D, 7.55s, 2004                                         55,786
          1,090,000 K mart Corp. notes 8 3/8s, 2004                                                       1,079,100
            115,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                95,450
            270,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  245,249
                                                                                                      -------------
                                                                                                          1,475,585

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Eletson Holdings 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                              34,825

Software (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                          4

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            360,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         341,100
             90,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                      83,700
                                                                                                      -------------
                                                                                                            424,800

Telecommunications (0.6%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                          18,300
            560,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                  529,200
            180,000 Global Crossing Holdings, Ltd. 144A sr. notes 8.7s, 2007
                    (Bermuda)                                                                               164,700
            200,000 Primus Telecommunications Group, Inc. sr. notes 12 3/4s, 2009                            40,000
            750,000 Qwest Capital Funding Inc. 144A notes 7 1/4s, 2011                                      752,978
          1,030,000 Sprint Capital Corp. company guaranty 7 5/8s, 2011                                    1,025,684
             10,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                        9,174
          1,635,000 Sprint Capital Corp. company guaranty 5 7/8s, 2004                                    1,595,155
                                                                                                      -------------
                                                                                                          4,135,191

Telephone (--%)
-------------------------------------------------------------------------------------------------------------------
            640,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                             40,000

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                           117,650
             50,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                           15,000
                                                                                                      -------------
                                                                                                            132,650

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                             619,194

Waste Management (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,510,000 Allied Waste Industries, Inc. deb. 7.4s, 2035                                         1,208,000

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            950,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            961,875
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $104,074,760)                               $ 101,617,778

COLLATERALIZED MORTGAGE OBLIGATIONS (5.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Commercial Mortgage Asset Trust
$         1,553,467 Ser. 99-C1, Class A3, 6.64s, 2010                                                 $   1,575,131
         15,598,281 Ser. 99-C1, Class X, Interest Only (IO), 0.605s, 2020                                   940,162
            975,000 Countrywide Home Loan Ser. 98-A12, Class A14, 8s, 2028                                1,014,000
                    CS First Boston Mortgage Securities Corp.
            520,000 Ser. 1999-C1, Class E, 7.923s, 2009                                                     541,694
          3,552,500 Ser. 00-C1, Class A2, 7.545s, 2010                                                    3,793,404
            730,000 Ser. 99-C1, Class A2, 7.29s, 2009                                                       764,333
                    Fannie Mae
          4,240,000 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    4,371,175
          2,489,476 Ser. 97-92, Class SM, IO, 0.917s, 2022                                                  241,168
            216,855 Ser. 237, Class 2, IO, 8s, 2023                                                          49,673
            714,453 Ser. 217, Class 2, IO, 8s, 2023                                                         141,328
          4,141,018 Ser. 251, Class 2, IO, 8s, 2023                                                         962,787
          1,955,497 Ser. 203, Class 2, IO, 8s, 2023                                                         454,653
            258,975 Ser. 176, Class 2, IO, 8s, 2022                                                          51,228
          1,545,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2,
                    7.77s, 2027                                                                           1,586,570
          1,735,000 Freddie Mac Ser. 2028, Class SG, IO, 10.114s, 2023                                      751,050
            200,000 GE Capital Commercial Mortgage Corp. Ser. 01-1, Class A1,
                    7.595s, 2010                                                                            199,313
            740,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            735,937
                    General Growth Properties-Homart 144A
            225,000 Ser. 99-C1, Class F, 8.07s, 2003                                                        225,000
            195,000 Ser. 99-C1, Class G, 8.07s, 2003                                                        195,000
            993,000 General Growth Properties-Ivanhoe FRB Ser. 99-C1, Class F,
                    7.55s, 2004                                                                             993,000
          2,510,000 GMAC Commercial Mortgage Securities Inc. 6.175s, 2033                                 2,480,390
                    Government National Mortgage Association
         12,554,274 Ser. 99-43, Class SJ, IO, 8 1/2s, 2029                                                  816,518
          2,370,384 Ser. 99-46, Class SQ, IO, 1.662s, 2027                                                  136,297
          2,114,390 Ser. 98-2, Class EA, PO, zero %, 2028                                                 1,687,547
                    GS Mortgage Securities Corp. II
          1,430,000 Ser. 98-C1, Class A2, 6.62s, 2030                                                     1,448,378
          1,145,000 Ser. 01-LIB, Class A2, 6.615s, 2016                                                   1,138,425
                    Housing Securities Inc.
             95,514 Ser. 91-B, Class B6, 9s, 2006                                                            94,977
            364,039 Ser. 93-F, Class F9M2, 7s, 2023                                                         357,973
            101,764 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       93,063
                    LB Commercial Conduit Mortgage Trust
            515,000 Ser. 1999-C2, Class B, 7.425s, 2009                                                     535,092
          1,585,000 Ser. 99-C2, Class A2, 7.325s, 2009                                                    1,663,100
                    Merrill Lynch Mortgage Investors, Inc.
          8,409,639 Ser. 98-C2, IO, 7.86s, 2030                                                             541,581
            520,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        479,076
                    Morgan Stanley Dean Witter Capital I
            260,000 Ser. 00, Class B, 7.638s, 2010                                                          276,250
            755,000 Ser. 00-LIF2, Class A2, 7.2s, 2010                                                      785,819
          3,420,000 PNC Mortgage Acceptance Corp. Ser. 01-C1, Class A2,
                    6.36s, 2011                                                                           3,368,700
            364,064 Prudential Home Mortgage Securities Ser. 92-25, Class B3,
                    8s, 2022                                                                                371,118
            134,650 Prudential Home Mortgage Securities 144A Ser. 94-31,
                    Class B3, 8s, 2009                                                                      137,658
          1,835,000 Salomon Brothers Mortgage Securities VII Ser. 00-C3,
                    Class A2, 6.592s, 2010                                                                1,841,308
          1,523,647 TIAA Retail Commercial Mortgage Trust Ser. 1999-1,
                    Class A, 7.17s, 2032                                                                  1,590,230
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $38,265,871)                      $  39,430,106

FOREIGN GOVERNMENT BONDS AND NOTES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
CAD       3,555,000 Ontario (Province of) sr. unsub. 5 1/2s, 2008
                    (Canada)                                                                          $   3,442,698
CAD       3,270,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009
                    (Canada)                                                                              3,169,546
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $6,765,570)                                                                 $   6,612,244

ASSET-BACKED SECURITIES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           504,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                      $     539,562
            465,000 Conseco Finance Securitization Ser. 00-4, Class A6, 8.31s, 2032                         491,738
          1,870,000 Conseco Finance Securitization Ser. 00-5, Class A6, 7.96s, 2032                       1,939,541
            811,817 Ford Credit Auto Owner Trust Ser. 00-C3, Class A3, 7.13s, 2002                          818,157
          7,515,134 Lehman Manufactured Housing Ser. 98-1, Class 1, IO 0.469s, 2028                         187,878
            375,241 Provident Bank Home Equity Loan Trust Ser. 99-1, Class A2,
                    5.2s, 2019                                                                              375,241
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $4,413,823)                                   $   4,352,117

PREFERRED STOCKS (0.1%) (a) (PIK)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,708 AmeriKing, Inc. $3.25 pfd.                                                        $       1,708
                315 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                            17,010
              7,579 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                            818,532
                                                                                                      -------------
                    Total Preferred Stocks (cost $882,173)                                            $     837,250

WARRANTS (0.1%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
             39,000 Compaq Computer Corp. 144A                                            7/1/01            599,313
                 45 McCaw International, Ltd.                                             4/15/07               900
                 30 Raintree Resort 144A                                                  12/1/04                 1
                 40 Telehub Communications Corp.                                          7/31/05                 1
                125 UIH Australia/Pacific, Inc. 144A                                      5/15/06               125
                                                                                                      -------------
                    Total Warrants (cost $586,993)                                                    $     600,341

CONVERTIBLE PREFERRED STOCKS (--%) (cost $20,000) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 14 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                   $       1,043

SHORT-TERM INVESTMENTS (12.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        31,700,000 UBS Finance LLC effective yield of 4.65%, May 1, 2001                             $  31,695,905
         30,000,000 Interest in $540,076,000 joint repurchase agreement dated
                    April 30, 2001 with Morgan (J.P) & co., Inc. due May 1, 2001 with respect to various U.S. Government obligations --
                    maturity value of $30,003,858 for an effective yield of 4.63%                        30,000,000
         29,311,000 Interest in $650,000,000 joint Tri-party repurchase agreement dated April 30, 2001 with S.B.C. Warburg Securities Inc.
                    due May 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $29,314,770 for an effective
                    yield of 4.63%                                                                       29,311,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $91,006,905)                                   $  91,006,905
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $851,147,845) (b)                                         $ 879,917,426
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $747,810,517.

  (b) The aggregate identified cost on a tax basis is $853,898,258 resulting in gross unrealized appreciation and depreciation of $45,087,348 and $19,068,180, respectively, or net unrealized appreciation of $26,019,168.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2001.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at April 30, 2001, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001 (Unaudited)
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value         Value        Date     (Depreciation)
------------------------------------------------------------------------------
S&P 500 Index
(Long)                  $4,076,475      $4,015,504      Jun-01      $ 60,971
U.S. Treasury Bond
(Long)                   3,014,063       3,096,690      Jun-01       (82,627)
------------------------------------------------------------------------------
                                                                    $(21,656)
------------------------------------------------------------------------------
TBA Sales Commitments at April 30, 2001 (Unaudited)
(premium received $78,785,552)
                                         Principal   Settlement      Market
Agency                                    Amount        Date         Value
------------------------------------------------------------------------------
FNMA 6s, May 2016                      $19,145,000     5/17/01    $18,983,416
FNMA 8s, May 2031                       33,750,000     5/14/01     34,889,063
FNMA 6s, May 2031                       25,559,000     5/14/01     24,656,511
------------------------------------------------------------------------------
                                                                  $78,528,990
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $851,147,845) (Note 1)    $879,917,426
-------------------------------------------------------------------------------------------
Cash                                                                              4,110,570
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        5,415,505
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,394,680
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   89,891,409
-------------------------------------------------------------------------------------------
Total assets                                                                    980,729,590

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 7,087
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                151,343,064
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,410,112
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,085,920
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          156,624
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        33,362
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,195
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              261,071
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $78,785,552) (Note 1)       78,528,990
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               89,648
-------------------------------------------------------------------------------------------
Total liabilities                                                               232,919,073
-------------------------------------------------------------------------------------------
Net assets                                                                     $747,810,517

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $708,406,724
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,438,139
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                            8,966,457
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                     28,999,197
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $747,810,517

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($554,490,465 divided by 53,157,383 shares)                                          $10.43
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.43)*                              $11.07
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($168,476,539 divided by 16,320,174 shares)**                                        $10.32
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,279,752 divided by 508,737 shares)**                                             $10.38
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,763,640 divided by 1,618,169 shares)                                            $10.36
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.36)*                              $10.74
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($2,800,121 divided by 268,377 shares)                                               $10.43
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $12,210,989
-------------------------------------------------------------------------------------------
Dividends                                                                         3,768,902
-------------------------------------------------------------------------------------------
Total investment income                                                          15,979,891

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,110,645
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      544,572
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,166
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,857
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               632,571
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               754,923
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                17,820
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                53,521
-------------------------------------------------------------------------------------------
Other                                                                               195,766
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,321,841
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (88,929)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,232,912
-------------------------------------------------------------------------------------------
Net investment income                                                            11,746,979
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 11,631,577
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     766,171
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the period                                             (41,019)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts
and TBA sale commitments during the period                                        6,611,646
-------------------------------------------------------------------------------------------
Net gain on investments                                                          18,968,375
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $30,715,354
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                 ---------------------------------
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 11,746,979     $ 27,703,915
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                          12,397,748        3,107,423
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                        6,570,627        1,328,445
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   30,715,354       32,139,783
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (10,824,733)     (19,310,992)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,666,199)      (4,247,568)
--------------------------------------------------------------------------------------------------
   Class C                                                                (55,736)         (38,370)
--------------------------------------------------------------------------------------------------
   Class M                                                               (259,659)        (392,827)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (46,740)        (610,919)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (38,917,149)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (11,860,143)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (49,188)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (923,171)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (542,593)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --         (539,897)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (164,714)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (580)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (12,701)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (1,465)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           88,274,297     (171,548,430)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               105,136,584     (217,020,924)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   642,673,933      859,694,857
--------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $1,438,139
and $3,544,227, respectively)                                        $747,810,517     $642,673,933
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.17       $10.66       $11.01       $11.48       $10.67        $9.84
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19 (c)      .38 (c)      .37 (c)      .40 (c)      .42          .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .29          .13          .35          .46         1.46         1.01
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .48          .51          .72          .86         1.88         1.45
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.34)        (.37)        (.36)        (.40)        (.43)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.02)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.65)        (.68)        (.97)        (.67)        (.19)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)       (1.00)       (1.07)       (1.33)       (1.07)        (.62)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.43       $10.17       $10.66       $11.01       $11.48       $10.67
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.78*        5.37         6.73         7.86        18.87        15.31
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $554,490     $478,968     $646,929     $644,902     $585,624     $496,882
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .54*        1.08         1.09         1.13         1.15         1.20
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.81*        3.85         3.36         3.51         3.73         4.28
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                180.04*      139.30       144.87       124.34       152.66       142.36
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.06       $10.56       $10.92       $11.40       $10.60        $9.80
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .15 (c)      .30 (c)      .28 (c)      .31 (c)      .35          .36
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .29          .12          .35          .46         1.45         1.00
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .44          .42          .63          .77         1.80         1.36
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.26)        (.28)        (.28)        (.33)        (.37)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.65)        (.68)        (.97)        (.67)        (.19)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.92)        (.99)       (1.25)       (1.00)        (.56)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.32       $10.06       $10.56       $10.92       $11.40       $10.60
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.45*        4.47         5.94         7.08        18.11        14.36
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $168,477     $146,552     $195,502     $149,712      $82,759      $35,118
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .92*        1.83         1.84         1.88         1.90         1.97
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.43*        3.10         2.60         2.76         2.98         3.51
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                180.04*      139.30       144.87       124.34       152.66       142.36
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                     Six months
                                       ended                  For the period
Per-share                            April 30    Year ended   July 26, 1999+
operating performance               (Unaudited)  October 31   to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.12       $10.64       $11.09
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .14          .31          .06
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31          .12         (.40)
---------------------------------------------------------------------------
Total from
investment operations                    .45          .43         (.34)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.19)        (.29)        (.11)
---------------------------------------------------------------------------
In excess of
net investment income                     --           --(d)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.65)          --
---------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --
---------------------------------------------------------------------------
Total distributions                     (.19)        (.95)        (.11)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.38       $10.12       $10.64
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.49*        4.54        (3.08)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,280       $2,204         $581
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .92*        1.83          .49*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.41*        3.14          .63*
---------------------------------------------------------------------------
Portfolio turnover (%)                180.04*      139.30       144.87
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.10       $10.61       $10.96       $11.44       $10.63        $9.82
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .16 (c)      .33 (c)      .31 (c)      .34 (c)      .36          .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .30          .11          .36          .45         1.47          .98
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .46          .44          .67          .79         1.83         1.40
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.29)        (.31)        (.30)        (.35)        (.40)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)          --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.65)        (.68)        (.97)        (.67)        (.19)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.95)       (1.02)       (1.27)       (1.02)        (.59)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.36       $10.10       $10.61       $10.96       $11.44       $10.63
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.57*        4.66         6.27         7.30        18.41        14.76
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $16,764      $13,078      $14,904      $12,017       $8,387       $3,551
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .79*        1.58         1.59         1.63         1.65         1.72
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.55*        3.35         2.85         3.01         3.23         3.74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                180.04*      139.30       144.87       124.34       152.66       142.36
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                     Six months
                                       ended                  For the period
Per-share                            April 30    Year ended   Dec. 31, 1998+
operating performance               (Unaudited)  October 31   to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.16       $10.66       $10.79
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .20          .52          .32
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30           --         (.10)
---------------------------------------------------------------------------
Total from
investment operations                    .50          .52          .22
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.23)        (.36)        (.32)
---------------------------------------------------------------------------
In excess of
net investment income                     --           --         (.03)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.65)          --
---------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --
---------------------------------------------------------------------------
Total distributions                     (.23)       (1.02)        (.35)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.43       $10.16       $10.66
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.02*        5.53         2.00*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,800       $1,872       $1,779
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .42*         .83          .70*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.92*        4.19         3.01*
---------------------------------------------------------------------------
Portfolio turnover (%)                180.04*      139.30       144.87
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Balanced Retirement Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current return by investing in a diversified portfolio of equity and debt securities, with secondary objective of stability of principle.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2001, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2001, the fund's expenses were reduced by $88,929 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $958 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc.,for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $87,246 and $2,157 from the sale of class A and class M shares, respectively, and received $130,487 and $171 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 2001, Putnam Retail Management, acting as underwriter received $1,777 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $621,731,991 and $531,809,765, respectively. Purchases and sales of U.S. government obligations aggregated $733,525,739 and $691,247,246, respectively.

Note 4
Capital shares

At April 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,904,301        $102,819,138
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  818,242           8,354,158
---------------------------------------------------------------------------
                                            10,722,543         111,173,296

Shares
repurchased                                 (4,676,616)        (48,001,278)
---------------------------------------------------------------------------
Net increase                                 6,045,927        $ 63,172,018
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,396,673       $  72,327,938
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,793,338          47,240,176
---------------------------------------------------------------------------
                                            12,190,011         119,568,114

Shares
repurchased                                (25,749,804)       (250,761,569)
---------------------------------------------------------------------------
Net decrease                               (13,559,793)      $(131,193,455)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,420,182        $ 45,047,476
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  234,372           2,369,446
---------------------------------------------------------------------------
                                             4,654,554          47,416,922

Shares
repurchased                                 (2,895,570)        (29,482,624)
---------------------------------------------------------------------------
Net increase                                 1,758,984        $ 17,934,298
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,968,928        $ 28,874,088
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,476,586          14,453,568
---------------------------------------------------------------------------
                                             4,445,514          43,327,656

Shares
repurchased                                 (8,398,899)        (80,659,069)
---------------------------------------------------------------------------
Net decrease                                (3,953,385)       $(37,331,413)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
 Class C                                        Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    320,210          $3,276,018
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,722              48,109
---------------------------------------------------------------------------
                                               324,932           3,324,127

Shares
repurchased                                    (33,874)           (346,155)
---------------------------------------------------------------------------
Net increase                                   291,058          $2,977,972
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    197,974          $1,928,456
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,338              81,463
---------------------------------------------------------------------------
                                               206,312           2,009,919

Shares
repurchased                                    (43,228)           (418,347)
---------------------------------------------------------------------------
Net increase                                   163,084          $1,591,572
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    408,030         $ 4,198,738
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   22,235             245,850
---------------------------------------------------------------------------
                                               430,265           4,444,588

Shares
repurchased                                   (106,983)         (1,090,612)
---------------------------------------------------------------------------
Net increase                                   323,282         $ 3,353,976
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    389,985          $3,807,258
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  130,007           1,275,794
---------------------------------------------------------------------------
                                               519,992           5,083,052

Shares
repurchased                                   (630,248)         (6,059,679)
---------------------------------------------------------------------------
Net decrease                                  (110,256)          $(976,627)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    131,943          $1,325,262
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,571              46,740
---------------------------------------------------------------------------
                                               136,514           1,372,002

Shares
repurchased                                    (52,364)           (535,969)
---------------------------------------------------------------------------
Net increase                                    84,150          $  836,033
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,393,087        $ 91,340,581
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  117,367           1,154,976
---------------------------------------------------------------------------
                                             9,510,454          92,495,557

Shares
repurchased                                 (9,493,068)        (96,134,064)
---------------------------------------------------------------------------
Net increase/
(decrease)                                      17,386        $ (3,638,507)
---------------------------------------------------------------------------


Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Jeffrey L. Knight
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Balanced Retirement Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA018-72182  034/243/908  6/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Balanced Retirement Fund
Supplement to semiannual Report dated 4/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/01

                                                      NAV
6 months                                              5.02%
1 year                                               12.76
5 years                                              62.05
Annual average                                       10.14
10 years                                            183.62
Annual average                                       10.99
Life of fund (since class A inception, 4/19/85)
Annual average                                       10.43

Share value                                           NAV
10/31/00                                            $10.16
4/30/01                                             $10.43
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     2       $0.233           --           $ 0.233
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.